Exhibit 99.1

 Calgon Carbon CorporationInvestor PresentationSeptember 22, 2016

 Safe Harbor Statement  Today’s presentation contains historical information and forward-looking statements. Forward-looking statements typically contain words such as “expect,” “believe,” “estimate,” “anticipate,” or similar words indicating that future outcomes are uncertain. Statements looking forward in time, including statements regarding the planned acquisition of the assets and business of the wood-based activated carbon, reactivation and mineral-based filter aid business of CECA, a subsidiary of Arkema Group (the Activated Carbon and Filter Aid Business), future growth and profitability, price increases, cost savings, broader product lines and enhanced competitive posture, are included herein pursuant to the “safe harbor” provision of the Private Securities Litigation Reform Act of 1995. They involve known and unknown risks and uncertainties that may cause the Company’s actual results in future periods to be materially different from any future performance suggested herein, including, without limitation, the Company’s ability to successfully complete the acquisition of the Activated Carbon and Filter Aid Business, including satisfying the various closing conditions and the Company’s ability to successfully integrate the Activated Carbon and Filter Aid Business and achieve the expected results of the acquisition, including any expected synergies and the expected accretion to earnings. Further, the Company operates in an industry sector where securities values may be volatile and may be influenced by economic and other factors beyond the Company’s control. Some of the factors that could affect future performance of the Company are changes in, or delays in the implementation of, regulations that cause a market for our products, acquisitions, higher energy and raw material costs, costs of imports and related tariffs, unfavorable weather conditions and changes in market prices of natural gas relative to prices of coal, labor relations, availability of capital and environmental requirements as they relate both to our operations and to our customers, changes in foreign currency exchange rates, borrowing restrictions, validity of patents and other intellectual property, and pension costs. In the context of the forward-looking information provided in this news release, please refer to the discussions of risk factors and other information detailed in, as well as the other information contained in the Company’s most recent Annual Report. Any forward-looking statement speaks only as of the date on which such statement is made, and the Company does not intend to correct or update any forward-looking statements, whether as a result of new information, future events or otherwise, unless required to do so by the Federal securities laws of the United States.

Agenda

- Company Profile
- Financial Performance
- Value Creation Drivers
- Areas of Focus
  - Wood-based Activated Carbon and Filter Aid Business Acquisition
  - North American Drinking Water Opportunities
    - DBPs
    - PFCs
  - Mercury Removal
  - Ballast Water Treatment
- Summary

CalgonCarbon® Pure Water. Clean Air. Better World.

© Calgon Carbon Corporation 2016 | Slide 3

DBP – Disinfection By-products; PFC – Perfluorinated Compounds

 Company Profile

Who We Are

- We are the world's largest producer of granular activated carbon
- We solve customer purification and separation problems with a variety of technologies
- Carbon technology is our core competency with a diverse product portfolio complemented by ultraviolet light and ION exchange

34 CITIES , **15** COUNTRIES
GLOBAL SALES REPRESENTATION

240 PATENTS

1100+ EMPLOYEES

15 FACILITIES
MANUFACTURING, REACTIVATION, EQUIPMENT

70+ YEARS EXPERIENCE

$535 million
2015 Net Sales


CalgonCarbon

CalgonCarbon® *Pure Water. Clean Air. Better World.*

© Calgon Carbon Corporation 2016 | Slide 5

 What We Do  Develop, manufacture and supply activated carbon, other media and treatment systems to:    Reduce environmental impact and allow waste water reuse or disposal    Remove and recover contaminants from air emissions    Purify food products    Protect your personal environment    Provide clean, safe drinking water  Enhance critical stages in chemical manufacture

 GRANULAR  EXTRUDED  POWDER  Activated Carbon    CLOTH

 Equipment  Carbon Adsorption Systems  Ultraviolet Technology  Ion Exchange Systems  Ballast Water Treatment

Global Presence



Feluy, Belgium (HQ)
Houghton-le-Spring, UK
Ashton-in-Makerfield, UK
Tipton, UK
Grays, UK
North Tonawanda, NY
Blue Lake, CA
Columbus, OH
Findlay Twp, PA
Gila Bend, AZ
Catlettsburg, KY
Pittsburgh, PA (HQ)
Neville Island, PA
Mexico City, Mexico
Pearlington, MS
Fukui, Fukui Prefecture, Japan
Suzhou, Jiangsu Province, China
Singapore (HQ)
São Paulo, Brazil
US Sales Representation:
San Francisco, CA
Chicago, IL
Baton Rouge, LA
Lake Charles, LA
Louisville, KY
New York, NY
Portland, OR
Cleveland, OH
Harrisburg, PA
Philadelphia, PA
Pittsburgh, PA
Houston, TX
Charlottesville, VA
Seattle, WA
Appleton, WI
Global Sales Representation
Manufacturing Locations
Regional Offices / HQ

CalgonCarbon *Pure Water. Clean Air. Better World.*

© Calgon Carbon Corporation 2016 | Slide 9

         Activated Carbon   Reactivation  Equipment Technologies  Consumer  $487MM(91%)  $39MM(7%)  $9MM(2%)  Market Applications  Products & Services  2015 Revenue Profile  Source: Annual report, Management analysis  * Includes FLUEPAC® mercury removal product sales.

 Financial Highlights  (In millions except per share data)  2012  2013  2014  2015  Net Sales  $562.3  $547.9  $555.1  $535.0  Gross Margin %*  30.2%  33.0%  34.6%  35.8%  Operating Expense %**  16.6%  15.1%  15.7%  17.1%  Income from Operations  $39.9  $68.9  $74.6  $64.8  Net Income  $23.3  $45.7  $49.4  $43.5  Net Income Per Common Share (Diluted)  $0.41  $0.84  $0.92  $0.82  Wgt’d Avg Shares O/S (Diluted)  56.8  54.7  53.9  52.7  EBITDA %***  11.3%  17.6%  18.6%  18.6%  * Net sales less the cost of products sold as a percentage of sales (excluding depreciation & amortization expense)** Absent SAP reimplementation costs, the performance was 15% in 2014 and 16.2% in 2015.*** Earnings before interest, taxes, depreciation, and amortization as a percentage of sales

Value Creation Drivers

Market Focus Areas

- Leverage proven capabilities and expertise in the North American municipal water market
- Maintain strong position in the mercury removal market
- Establish solid market share for Ballast Water
- Increase our presence in developing activated carbon markets in Latin/South America and India

M & A Focus Areas

- Activated Carbon portfolio expansion
- Filtration technologies adjacent to activated carbon
- Strengthen our presence in certain markets (Brazil; India; South Korea)
- Create a more balanced / diverse global platform – from geographic, product technology, or regulatory perspectives
- Planned acquisition of CECA's Activated Carbon and Filter Aid Business announced on April 14

> $60 million Cost Improvement Program

- Includes new > $10 MM phase announced in Aug. 2016
  - Virgin carbon plant cost savings
  - Additional coal savings
  - Information technology & costs
  - Operating expense reductions
- ~ $15 million or more expected in 2017

Other Uses of Cash & Capital Resources

- Returning Value to Shareowners:
  - > $150 MM of value returned to stockholders in share repurchases and dividends thru June 2016
- Capacity-enhancing / cost saving capital projects
  - Virgin activated carbon manuf. capacity – added > 20 MM lbs since 2012 - - major projects complete
  - Completed reactivation capacity expansion at Tipton UK facility - - with Grays UK facility to close in Q4 2016
  - Neville Island reactivation plant refurbishment and expansion project

CalgonCarbon Pure Water. Clean Air. Better World.

© Calgon Carbon Corporation 2015 | Slide 12

 Areas of FocusAcquisition – Wood-based Activated Carbon and Filter Aid BusinessNorth American Drinking WaterMercury RemovalBallast Water Treatment

Areas of Focus

Acquisition of CECA's Activated Carbon & Filter Aid Business



- Broadens product portfolio: wood carbons / adjacent filtration medias
- Extends geographical reactivation capacity in Europe
- Diversifies exposure across regulatory and traditional markets, more balanced global exposure
- Strong, steady financial performance

North American Drinking Water



- Driven by U.S. drinking water reg's; prevalence of contaminants in drinking water sources (i.e., DBPs / PFCs); heightened demand for safe drinking water
- Municipalities
- Calgon Carbon Solution = Granular Activated Carbon / CMR / Carbon adsorption and UV equipment

Mercury Removal



- Mercury and Air Toxics Standards (MATS) regulation driven
- Coal-fired power plants
- Cement production
- Industrial boilers
- Calgon Carbon Solution = FLUEPAC®

Ballast Water



- International Maritime Organization (IMO) and US Coast Guard regulation driven
- Retrofit existing fleet
- Installation in new ship builds
- Calgon Carbon Solution = Hyde GUARDIAN®

DBPs – Disinfection By-products; PFCs – Perfluorinated Compounds
CMR – Custom Municipal Reactivation

CalgonCarbon® *Pure Water. Clean Air. Better World.*

© Calgon Carbon Corporation 2016 | Slide 14

Planned Acquisition
CECA's Activated Carbon and Filter Aid Business

Business Description

- Manufacturing / commercial capabilities
  - Virgin wood-based activated carbon
  - Carbon reactivation services
  - Diatomaceous earth (DE) and perlite filtration media
  - Perliting/cryogenic insulation
- Strong end market customer relationships
  - Beverage, Food, Industrial, Pharmaceutical
  - 40% of customer base uses both carbon and filtration media products
- Stable financial performance
- Solid market positions in EMEA region
- ~ 300 employees

Operating Locations


Virgin activated carbon
Carbon reactivation
Diatomaceous earth
Perlite
Perliting/cryogenic insulation
Parentis, France
Riom Es Montagnes, France
Legnago, Italy
Saint-Bauzile, France
Abidos, France
Foggia, Italy

Highlights

- Great strategic fit
- Expect transaction to close in Q4 2016
- Provides 15% to 20% increase in annual sales and EBITDA
- 2015 EBITDA margin of 16.3%
  - Current DE / perlite EBITDA margin ~ 20%
  - Current activated carbon EBITDA margin ~13%
- Synergies / capital investment projects expected to improve EBITDA by > $6M by 2019
- Post-close leverage expected to approximate 2.25x combined pro forma EBITDA (purchase price ~ $152MM cash + assumed liabilities)
- Expected to be accretive to 2017 EPS by $0.08 to $0.11 – excluding impact of purchase accounting.

2015 Financial Performance(1)

Year Ended December 31, 2015	
Revenue(2)	$102.5 million
EBITDA(2)	$16.7 million
EBITDA Margin	16.3%

(1) Stand-alone unaudited non-U.S. GAAP FY2015 financial results

(2) Using an exchange rate of €1.00 = $1.10

CalgonCarbon Pure Water. Clean Air. Better World.

© Calgon Carbon Corporation 2016 | Slide 15

North American Drinking Water

Market Drivers

- Ongoing discovery of contamination in water sources
- Barrier protection for vulnerable surface water sources
- Drought conditions leading to potential sourcing of water from contaminated ground water sources
- Surface waters with high TOC levels having difficulty meeting DBP limits with chloramines
- Heightened consumer focus on water quality / safety

Notable Contaminants / Issues of Concern

Currently Regulated:

- Taste & odor contaminants / compounds
- Stage 2 disinfection byproducts (DBPs)
- Trichloroethylene/tetrachloroethylene (TCE/PCE)

Pending Regulation

- 1,2,3 Trichloropropane (123 TCP) – pending in Calif.

Potential for Future Regulation

- Perflourinated compounds (PFCs)
- Carcinogenic volatile organic compounds (cVOC)
- Stage 3 DBPs
- Endocrine-disrupting compounds (pharma / pesticides)
- Seasonal algal toxins

CCC Solutions

Activated Carbon — GAC, PAC

Equipment — ION

Reactivation

Near-term US / Canada Market Potential



Installed GAC – M lbs
Note: Reflects current market drivers
~4.5% CAGR *
250
200
150
100
50
0
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
DBP (Stage 1 / 2)
Non DBP

CalgonCarbon Pure Water. Clean Air. Better World.

TOC - Total Organic Compounds
* - Company estimates

© Calgon Carbon Corporation 2016 | Slide 16

North American Drinking Water DBP Opportunity

Background and Ongoing Opportunity for the adoption of GAC

- **Municipal water utilities must disinfect water** delivered to customers to comply with the Surface Water Treatment Rule which protects the population against harmful bacteria and viruses - - **chlorine is the most commonly used** disinfectant
- However, **chlorine reacts with naturally occurring organic matter in raw water sources to form harmful compounds** called disinfection by-products (DBPs); certain DBPs are regulated by Stage 1 and Stage 2 EPA regulations
- **Some utilities have switched from chlorine to chloramine to avoid creating regulated DBPs**; most have done this without a process to reduce the organic matter in the raw water sources; in addition, **chloramine interacts with organic matter to create other potentially more harmful DBPs that are currently not regulated** – could be subject to a future EPA rule (Stage 3 DBP)
- When the naturally occurring organic level in the water source is high, these **utilities can have difficulty simultaneously complying with disinfectant requirements related to the Surface Water Treatment Rule and DBP levels related to the Stage 2 DBP rule**
- **GAC** removes organic matter from water; **prevents the formation of all DBPs and allows for the safe use of chlorine**

Mid-term Opportunity: Compliance Issues



States where certain water systems using chloramines are having difficulty complying with DBP Stage 2 regulations (per water quality reports, "do not drink" alerts)

Longer-term Opportunity: Stage 3 DBP Rule

Util's using Chloramines 1/	Capacity (MGD)	Initial Fill (M lbs)	Exchanges (M lbs / yr)
Los Angeles, CA*	2,000	120	20.0
Las Vegas, NV**	800	50	8.3
Boston, MA	500	30	5.0
Dallas, TX**	500	30	5.0
Houston, TX*	500	30	5.0
Philadelphia, PA*	500	30	5.0
Washington DC	300	20	3.3
Corpus Christi, TX*	170	10	1.6
San Diego, CA**	150	10	1.6
Total	**5,420**	**330*** **	**55**

*Actively researching GAC adoption ** Planning / running pilot tests w/ GAC

*** Approx. 2X the current Muncipal GAC market size

1/ Largest water systems that switched to chloramines to disinfect to meet Stage 2 DBP regulations; many more water systems have also switched

Source: Management analysis

CalgonCarbon *Pure Water. Clean Air. Better World.*

© Calgon Carbon Corporation 2016 | Slide 17

North American Drinking Water PFC Opportunity

Situation

- PFCs - manmade organic compounds – most common long chain compounds:
  - PFOS (perfluorooctane sulfonic Acid)
  - PFOA (Perfluorooctanoic acid)
- Used in a variety of products – fire fighting foams, and coating additives as a surface-active agents
- Resistant to degradation - - made way into ground water sources
- Accumulated in the body; linked to adverse impacts on human health
- In May 2016, EPA issued a health advisory limit of 70 parts per trillion combined of PFOS and PFOA in drinking water
- Environmental Working Group report: > 400 well sites at > 90 municipalities have tested positive for the compounds
- Department of Defense identified a large number of bases that could be contaminated due to use of firefighting foam.

Significant activity related to testing and performance of CCC's bituminous coal-based GAC products as a solution

CCC Solution

- FILTRASORB® GAC is a proven technology
  - Leading technology for removal of PFCs from drinking water and ground water sources
    - FILTRASORB shown to outperform coconut in accelerated column tests
    - > 15 years of experience at > 20 municipal and industrial installations
    - Economical solution that can be deployed quickly
    - Spent GAC can be reactivated – safely – allowing for GAC reuse and destruction of adsorbed PFCs
- Recent successes:
  - Hoosick Falls, NY: Temporary equipment/GAC municipal water solution; GAC for point of use solutions for private wells.
  - Total of 9 new project awards in 2016; a larger number of additional opportunities under review
  - Carbon adsorption equipment has been / will be an important part of the solution in most cases

A combination of CCC equipment, GAC and field service support provides utilities an easy, effective, economical solution

PFCs – Perfluorinated Compounds

CalgonCarbon Pure Water. Clean Air. Better World.
© Calgon Carbon Corporation 2016 | Slide 18

Mercury Removal

Market Drivers

In 2015 and 2016, existing U.S. State and Canadian Regulations were supplemented by the implementation of the U.S. EPA's Mercury and Air Toxics Standards rule (MATS)

- MATS requires all coal-fired power plants in the U.S. to control mercury emissions; compliance dates in April 2015 and April 2016
- Following a U.S. Supreme Court challenge in 2015, U.S. EPA issued a Final Supplemental Finding in April 2016 that MATS was appropriate, keeping MATS in place
- Approximately 300 coal-fired electric generating units (EGUs) equipped to treat mercury emissions with Powdered Activated Carbon (PAC) in North America
- Annual estimated PAC market size in 2017 of 250 million to 350 million "standard product" pounds *

* Company estimate

CCC Solution

Calgon Carbon's Advanced FLUEPAC® PAC Products

- Flexibility: Complete product line including advanced, patent protected products that deliver superior performance
- Lowest "total" mercury control cost / ash sale maintenance
- 50% to 70% less carbon to meet MATS requirement
- Dry Product – improves product flow / operational performance
- Compatibility/Superior Hg removal when dry sorbent injection (DSI) is utilized for SO2 or HCl control

Expect to capture 30% of the value of the PAC market for treating mercury emissions in North America

- $42MM to $48 MM of expected 2016 revenues
  - 1st Half actual revenues of $19.4 MM
  - 2nd Half forecast of $25.6 MM (middle of FY range)
- 2017 revenues expected to increase over 2016

CalgonCarbon® Pure Water. Clean Air. Better World.

© Calgon Carbon Corporation 2016 | Slide 19

Ballast Water Treatment

Situation

- Prevent spread of invasive species (e.g. zebra mussels)
- Expected market size $18B to $28B – 64,000 ships *

Regulations

IMO

IMO Convention

- Ratified on September 8, 2017 – 52 countries representing 35.14% of world shipping tonnage have signed.
- Enters into force Sept 8, 2017
- Estimate that 66% to 90% of total expected market size to be impacted by IMO Convention with no impact from USCG regulation.*

United States Coast Guard (USCG)

- Final Ballast Rule enacted June 2012
- All vessels subject to compliance as of Jan 1, 2016 – no systems Type Approved
- July 2016 - Denied industry appeals to allow testing of UV systems using MPN test method
- > 10,500 vessel compliance extensions granted as of Aug 26 2016

Hyde Marine



Hyde GUARDIAN GOLD
BALLAST WATER TREATMENT SYSTEM

- Addresses the LARGE retrofit market with a SMALL system
  - Effective reliable solution based on filtration and ultraviolet (UV) disinfection; simple, automatic operation
  - Skid-mounted or modular-component system allows for optimal integration into new-build or existing vessels
  - Can serve flow rates from 60 m3/h to 6000 m3/h in either a standard of multi-reactor system configuration.
- Over 450 Hyde systems sold since 2010 acquisition
- System Type Approved for complying with IMO Convention
  - Completed land-based testing toward gaining updated IMO certification
- Intend to repeat land-based testing using currently required USCG test method to pursue USCG Type Approval commencing Feb 2017

CalgonCarbon Pure Water. Clean Air. Better World.

* Company estimates

© Calgon Carbon Corporation 2016 | Slide 20

 Summary

 Summary  A leader in the growing global activated carbon market Diverse activated carbon and equipment product solutions / served end marketsRespected brand and high quality products supported by our dedication to innovation and customer servicePositioned for success from emerging market trends and regulation-driven opportunitiesContinued focus on operational efficiency and margin improvement initiativesCommitted to using the Balance Sheet to foster growth and further enhance shareholder value

 Thank You

 Appendix

North American Drinking Water Market

Size of Primary Market:	~8,900 systems
Systems using GAC:	~900 systems
CCC Accounts:	~450 systems
CCC CMR Act's:	~158 systems
Add'l CMR Opportunity	> 200 systems

Community Water Systems (Size and Population Served)


Very Large*
133,100,000
~400 systems
4,900,000
Very Small ~29,000 systems
19,900,000
Small ~14,000 systems
Medium*
28,100,000
~4,800 systems
Large*
106,300,000
~3,700 systems

* Calgon Carbon Primary Target Market Segments

CalgonCarbon Pure Water. Clean Air. Better World.

© Calgon Carbon Corporation 2016 | Slide 25

Reactivation

Benefits

- Lower costs than using virgin carbon
- Certified destruction of the adsorbed materials (which may be classified as hazardous)
    - No landfill liabilities
    - Lower cost than incineration
- Sustainability benefits
    - Generates only 20% of the CO_2 vs. the production of virgin carbon
- Assured supply of carbon
- Expert Field Service support and logistics


REACTIVATION
SPENT CARBON TRANSPORTED
ON-SITE CARBON EXCHANGE
REACTIVATED CARBON TRANSPORTED

Reactivation Sites



North Tonawanda, NY
- Municipal

Pittsburgh, PA
- Industrial
- RCRA

Columbus, OH
- Municipal, Industrial

Catlettsburg, KY
- Industrial
- RCRA

Gila Bend, AZ
- Municipal

Blue Lake, CA *(idle)*
- Municipal



Tipton, UK
- Municipal

Grays, UK
- Municipal

Feluy, Belgium
- Municipal, Industrial

* To be shut and disposed of in 2016



Fukui, Japan
- Municipal, Industrial

Suzhou, China
- Industrial, Municipal (conversion of muni kiln to industrial in process)

Approximately 160 municipal water systems use Custom Municipal Reactivation (CMR) in North America

CalgonCarbon *Pure Water. Clean Air. Better World.*

© Calgon Carbon Corporation 2016 | Slide 26

CECA Acquisition: A More Balanced & Global Platform

	Calgon Carbon[1]	+ Activated Carbon & Filter Aid Business[2]	= Calgon Carbon Pro Forma[3]
Overview	Employees: ~1,125 Production Facilities: - USA:8; Europe:5; Asia:2 Revenue: $535.0M EBITDA: $99.6M EBITDA Margin: 18.6%	Employees: ~300 Production Facilities: - Europe: 5 Revenue: $102.5M EBITDA: $16.7M EBITDA Margin: 16.3%	Employees: ~1,425 Production Facilities: - USA:8; Europe:10; Asia:2 Revenue: $637.5M EBITDA: $116.3M EBITDA Margin: 18.2%

Revenue by Geography


Asia 16%
EMEA 24%
Americas 60%


Asia and ROW 9%
EMEA 91%


Asia 15%
Americas 50%
EMEA 35%

Revenue by End Market


Consumer 2%
Specialty 8%
Drinking Water 24%
Air Pollution 20%
Wastewater 21%
Food & Beverage 12%
Industrial Processes 13%


Pharma 11%
Drinking Water 10%
Other 7%
Wastewater 6%
Industrial Processes 22%
Food & Beverage 44%


Other 1%
Consumer 2%
Pharma 2%
Specialty 7%
Drinking Water 22%
Air Pollution 17%
Wastewater 18%
Food & Beverage 17%
Industrial Processes 14%

(1) *Audited FY2015 financial results*

(2) *Stand-alone unaudited non-U.S. GAAP FY2015 financial results; financials based on an exchange rate of €1.00 = $1.10*

(3) *Pro forma information based on summation of Calgon Carbon audited results and stand-alone unaudited non-U.S. GAAP results for Activated Carbon & Filter Aid Business.*

CalgonCarbon *Pure Water. Clean Air. Better World.*

© Calgon Carbon Corporation 2016 | Slide 27

Creating a More Balanced Global Platform for Growth

Expanded core activated carbon portfolio and know-how
- Adds steam, chemical and washed wood-based activated carbon

Broader capabilities
- Adds adjacent filtration media technologies

Diversifies regulatory and traditional end market growth opportunities

Strengthened position in Europe
- Leverage global account management and distribution channels across customer base

Expected to be accretive to diluted EPS in 2017(1)

Expansion into targeted geographies and end markets
- Gateway into pharmaceutical industry in India
- Additional reactivation services in southern region of Western Europe

Strong balance sheet supports transaction while preserving ability to pay regular quarterly dividend

(1) *Excludes purchase accounting adjustments*

CalgonCarbon Pure Water. Clean Air. Better World.

© Calgon Carbon Corporation 2016 | Slide 28

Cost Improvement PlanDetails of Prior Phases  Phase I  Phase II  Phase III*  Organization and staffingPearl River Plant improvementsDatong closureR&D spending cuts  Product rationalizationOrganization and staffingGlobal procurement initiativesTransportation and warehousing efficiency improvements  Virgin plant optimization projectNew investment projectsLong-term coal supply strategy  $10M  $10M  $20M  2015 Cost Improvement Program *$10M  Benefits expected in 2016 and 2017Generated fromGlobal warehouse optimizationProduct procurement alliancesOperational efficiency investment projectsReactivation efficiencies and cost improvements  Estimated $5M from Phase III and $10M from additional 2015 program to be captured approximately 50% in 2016 and 2017; Majority of recently announced 2016 program (see slide 12) to be achieved in 2017